SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

Date of Report (date of earliest event reported)  April 29, 2004
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                       Nelnet Education Loan Funding, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)




           Nebraska               333-104736                47-0809600
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(State of other jurisdiction      (Commission               (IRS Employer ID
of incorporation)                 File Number)              Number)


121 South 13th Street, Suite 201, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                          (402) 458-2300
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        (Former name or former address, if changed since last report)


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Item 5. Other Events
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        This Current Report on Form 8-K is being filed to file copies of an
Underwriting Agreement among Nelnet Education Loan Funding, Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Underwriting Agreement") dated as of April 22, 2004, and an Indenture of Trust by and between Nelnet Education Loan Funding, Inc. and Wells Fargo Bank, National Association (the "Indenture"). The Underwriting Agreement and the Indenture were executed by Nelnet Education Loan Funding, Inc. in connection with the issuance of $817,700,000 of its Student Loan Asset-Backed Notes on April 29, 2004. The details of this issuance are contained in the Prospectus Supplement filed on April 27, 2004.

        The following agreements were executed and delivered as of April 1, 2004 by the respective parties thereto: (a) the Servicing Agreement by and between Nelnet, Inc. and Nelnet Education Loan Funding, Inc.; and (b) the Administrative Services Agreement by and between Nelnet Education Loan Funding, Inc. and National Education Loan Network, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        1.1 Underwriting Agreement among Nelnet Education Loan Funding, Inc., J.P. Morgan Securities Inc., and Morgan Stanley & Co. Incorporated, dated as of April 22, 2004 (filed herewith).

        4.1 Indenture of Trust by and between Nelnet Education Loan Funding, Inc. and Wells Fargo Bank, National Association, dated as of April 1, 2004 (filed herewith).

        99.1 Servicing Agreement by and between Nelnet, Inc. and Nelnet Education Loan Funding, Inc., dated as of April 1, 2004 (filed herewith).

        99.2 Administrative Services Agreement by and among Nelnet Education Loan Funding, Inc., Wells Fargo Bank, National Association and National Education Loan Network, Inc., dated as of April 1, 2004 (filed herewith).



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NELNET EDUCATION LOAN
                                         FUNDING, INC.


                                         By: /s/ Terry J. Heimes
                                            -------------------------------
                                            Terry J. Heimes
                                            President

Dated:  May 4, 2004


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                                  EXHIBIT INDEX



               Exhibit


(1.1)   Underwriting Agreement
(4.1)   Indenture of Trust
(99.1)  Servicing Agreement
(99.2)  Administrative Services Agreement